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                NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS
            SUPPLEMENT TO MULTI-CLASS AND CLASS R PROSPECTUSES
      FOR EMERGING MARKETS OPPORTUNITIES FUND DATED JANUARY 23, 2006

                              MARCH 31, 2006


THE SECOND PARAGRAPH OF THE GOAL AND PRINCIPAL STRATEGY SECTION IS AMENDED AS
FOLLOWS:

The Investment Adviser currently selects portfolio securities from an investment universe of approximately 1,400 foreign companies. The Investment Adviser applies an active, bottom-up growth approach to build a diversified portfolio of the best emerging markets growth companies that are expected to exceed market expectations for earnings growth. The Fund's investments are not limited with respect to the capitalization size of issuers.